                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-06024
                    -----------------------------------------

                            THE INDONESIA FUND, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               466 Lexington Avenue, New York, New York 10017-3140
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                               J. Kevin Gao, Esq.
                            The Indonesia Fund, Inc.
                              466 Lexington Avenue
                          New York, New York 10017-3140

Registrant's telephone number, including area code: (212) 875-3500

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2005 to December 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

THE INDONESIA FUND, INC.

ANNUAL REPORT
DECEMBER 31, 2005

[AMERICAN STOCK EXCHANGE(R) LISTED IF(TM) LOGO]

IF-AR-1205

CONTENTS

Letter to Shareholders                                              1

Portfolio Summary                                                   3

Schedule of Investments                                             4

Statement of Assets and Liabilities                                 6

Statement of Operations                                             7

Statement of Changes in Net Assets                                  8

Financial Highlights                                               10

Notes to Financial Statements                                      12

Report of Independent Registered Public Accounting Firm            16

Results of Annual Meeting of Shareholders                          17

Tax Information                                                    17

Description of InvestLink(SM) Program                              18

Information Concerning Directors and Officers                      21

Advisory Agreement Approval Disclosure                             24

Proxy Voting and Portfolio Holdings Information                    28

LETTER TO SHAREHOLDERS

                                                                February 1, 2006

DEAR SHAREHOLDER:

For the year ended December 31, 2005, The Indonesia Fund, Inc. (the "Fund") had a gain in its net asset value of 18.19%, vs. an increase of 15.11% for the Morgan Stanley Capital International Indonesia Index (net dividends).* Based on market price, the Fund's shares rose 13.29% during the year. As a result, the Fund's discount to its NAV stood at 4.00% on December 31, 2005, compared with a discount of 0.20% at the beginning of the period.

THE MARKET: REBOUNDING FROM THIRD QUARTER VOLATILITY

The year was a positive one for stock markets around the world, aided by optimism over global economic growth and generally favorable earnings reports. Emerging markets as a group had overall strong returns in absolute terms and as compared with developed stock markets, helped in part by high and rising commodity prices, which for many commodity-exporting emerging economies resulted in stronger financial profiles.

Indonesia had a solid gain in absolute terms but trailed the wider emerging markets group. This reflected turbulence in 2005's third quarter, when Indonesian stocks fell sharply as weakness in the Rupiah currency spilled over into local stock and bond markets. Uncertainty related to popular government fuel subsidies amid high oil prices also hindered investor sentiment at this time. However, the market soon stabilized as the Bank of Indonesia took steps to shore up the country's currency, while the government signaled a partial elimination of fuel subsidies. Indonesian equities finished the year on a strong note, supported by optimism that inflation and interest rates could peak relatively soon.

THE PORTFOLIO: AIDED BY STOCK SELECTION

The Fund's outperformance was attributable in part to good stock selection in the food & kindred products and tobacco sectors. We held a large absolute and relative weighting in longtime holding PT Hanjaya Mandala Sampoerna Tbk, which rallied in the first half of the year on Phillip Morris' takeover bid. We accepted the offer and sold the position in May.

Elsewhere, the Fund's investments in the materials and telecommunications sectors aided its performance. The Fund's triple overweighting in the capital goods sector also added value, as the sector outperformed during the year. The Fund's underweighting in the bank sector, which had lackluster performance amid a rising cost of capital, proved beneficial as well. On the negative side, relatively speaking, the Fund's energy and technology-related stocks underperformed.

OUTLOOK: CAUTIOUS NEAR TERM

In the wake of several years of solid performance, and with a seeming lack of significant positive catalysts on the near horizon, Indonesian equities could trade sideways or head lower over the next few months. We remain optimistic regarding the market's long term prospects, with the view that local and global macroeconomic factors, along with political trends, should ultimately prove supportive. Here are some of the issues we deem noteworthy headed into the new year.

- We view Susilo Bambang Yudhoyono's recent Cabinet reshuffle as positive, if expected. The government's new economic team installed at the end of 2005 will likely need time to prove themselves, as should new anti-corruption efforts that are being pursued.

- Economic growth has been slowing, but appears stable. How much fuel price hikes will hinder growth going forward is not clear.

LETTER TO SHAREHOLDERS

- The Bank of Indonesia has been increasing short-term interest rates, which stood at 12.75% in December, and has signaled further hikes ahead. Inflation could begin to slow--perhaps into single-digit rates in 2006--though there may be near-term pressures in the way of higher electricity and phone tariffs along with minimum wage hikes.

- Our anecdotal read on consumption is mixed -- we continue to monitor this closely as domestic consumption accounts for about 65% - 70% of the Indonesian economy.

- Overall, we expect aggregate market earnings to be downgraded in 2006, leaving Indonesian equities at the higher end of their historical trading band.

Within the Fund, we are maintaining an underweight position in the banking sector, based on general earnings risk compounded by an extended period of aggressive loan growth, which we think could spell significantly higher non-performing loans in coming quarters. Overall, our near-term caution is reflected in our total investment in Indonesian assets, which accounted for about 89% of the portfolio at the end of 2005.

Sincerely,

/s/ Boon Hong Yeo                       /s/ Steven B. Plump
Boon Hong Yeo                           Steven B. Plump
Chief Investment Officer**              Chief Executive Officer and President***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS. THERE ARE ALSO RISKS ASSOCIATED WITH INVESTING IN INDONESIA, INCLUDING THE RISK OF INVESTING IN A SINGLE-COUNTRY FUND.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENT PORTFOLIO. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
*The Morgan Stanley Capital International Indonesia Index is an unmanaged index (with no defined investment objective) of Indonesian equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Boon Hong Yeo, who is a Director of Credit Suisse Asset Management Limited ("Credit Suisse Australia"), the Fund's sub-adviser, is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since January 17, 2003. Mr. Yeo joined Credit Suisse Australia in 2002 from AIB Govett (Asia) Limited in Singapore, where he was Director of Private Equity and managed Asian equity portfolios. Previously, he was founder and Managing Director of Zenith Asset Management Singapore; and held various positions in Asian equity portfolio management, investment banking and corporate banking in Singapore.

*** Steven B. Plump is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2005 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                     DECEMBER 31, 2005  DECEMBER 31, 2004
                                     -----------------  -----------------
Automotive                                  7.65%              9.51%
Banks                                      19.52%             21.44%
Building Products-Cement/Aggregate          2.97%              2.64%
Coal Mining & Steel                         3.06%              0.00%
Gas-Distribution                            7.51%              1.46%
Machinery-Construction & Mining             3.78%              4.75%
Medical-Drugs                               2.48%              4.59%
Oil Exploration & Production                5.23%              0.00%
Retail-Major Department Stores              4.65%              1.41%
Telecommunications                         25.84%             23.69%
Tobacco                                     1.56%             18.14%
Other Sectors                              12.21%             11.38%
Cash & Other Assets                         3.54%              0.99%

TOP 10 HOLDINGS, BY ISSUER

                                                                             PERCENT OF
     HOLDING                                        SECTOR                  NET ASSETS
---------------------------------------------------------------------------------------
 1.  PT Telekomunikasi Indonesia                 Telecommunications             21.5
 2.  PT Astra International Tbk                      Automotive                  7.7
 3.  PT Perusahaan Gas Negara                     Gas-Distribution               7.5
 4.  PT Bank Central Asia Tbk                           Banks                    5.4
 5.  PT Indosat Tbk                              Telecommunications              4.4
 6.  PT Bank Mandiri                                    Banks                    4.2
 7.  PT Bank Rakyat Indonesia                           Banks                    4.0
 8.  PT United Tractors Tbk                Machinery-Construction & Mining       3.8
 9.  PT Medco Energi Internasional Tbk      Oil Exploration & Production         3.5
10.  PT Bumi Resources Tbk                       Coal Mining & Steel             3.1

THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2005

                                                        NO. OF
DESCRIPTION                                             SHARES         VALUE
--------------------------------------------------   ------------   ------------
EQUITY OR EQUITY-LINKED SECURITIES-96.46%
INDONESIA-89.31%

AUTOMOTIVE-7.65%
PT Astra International Tbk                              3,681,461   $  3,793,184
                                                                    ------------
BANKS-17.23%
PT Bank Central Asia Tbk                                7,802,500      2,682,489
PT Bank Danamon Indonesia Tbk                           2,113,000      1,015,766
PT Bank Internasional Indonesia Tbk                    31,119,000        490,187
PT Bank Mandiri                                        12,580,000      2,087,216
PT Bank Pan Indonesia Tbk                               6,601,000        280,220
PT Bank Rakyat Indonesia                                6,493,000      1,986,322
                                                                    ------------
                                                                       8,542,200
                                                                    ------------
BUILDING & CONSTRUCTION-MISCELLANEOUS-0.83%
PT Adhi Karya Tbk                                       5,657,000        411,171
                                                                    ------------
BUILDING PRODUCTS-CEMENT/AGGREGATE-2.97%
PT Indocement Tunggal Prakarsa Tbk+                     4,111,000      1,473,530
                                                                    ------------
COAL MINING & STEEL-3.06%
PT Bumi Resources Tbk                                  19,677,000      1,515,870
                                                                    ------------
FOOD & KINDRED PRODUCTS-0.54%
PT Indofood Sukses Makmur Tbk                           2,911,000        267,828
                                                                    ------------
GAS-DISTRIBUTION-7.51%
PT Perusahaan Gas Negara                                5,339,500      3,723,407
                                                                    ------------
MACHINERY-CONSTRUCTION & MINING-3.78%
PT United Tractors Tbk                                  5,044,200      1,872,877
                                                                    ------------
MEDICAL-DRUGS-2.48%
PT Kalbe Farma Tbk                                      9,690,800        972,008
PT Tempo Scan Pacific Tbk                                 448,500        255,752
                                                                    ------------
                                                                       1,227,760
                                                                    ------------
OIL EXPLORATION & PRODUCTION-5.23%
PT Energi Mega Persada Tbk+                            11,616,000   $    881,271
PT Medco Energi Internasional Tbk                       5,008,000      1,712,608
                                                                    ------------
                                                                       2,593,879
                                                                    ------------
REAL ESTATE OPERATIONS/DEVELOPMENT-0.85%
PT Summarecon Agung Tbk                                 5,572,000        423,386
                                                                    ------------
RETAIL-COMPUTER EQUIPMENT-1.59%
PT Multipolar Corporation Tbk                          50,000,000        787,602
                                                                    ------------
RETAIL-MAJOR DEPARTMENT STORES-4.65%
PT Matahari Putra Prima Tbk                            11,668,000      1,132,753
PT Mitra Adiperkasa Tbk                                 5,728,000        510,318
PT Ramayana Lestari Sentosa Tbk                         8,103,500        664,685
                                                                    ------------
                                                                       2,307,756
                                                                    ------------
RUBBER-TIRES-2.07%
PT Gajah Tunggal Tbk+                                  18,145,000      1,026,944
                                                                    ------------
SOAP & CLEANING PREPARATION-1.47%
PT Unilever Indonesia Tbk                               1,678,000        729,009
                                                                    ------------
TELECOMMUNICATIONS-25.84%
PT Indosat Tbk                                          3,822,000      2,169,745
PT Telekomunikasi Indonesia                            17,856,560     10,641,293
                                                                    ------------
                                                                      12,811,038
                                                                    ------------
TOBACCO-1.56%
PT Gudang Garam Tbk                                       654,500        770,973
                                                                    ------------
TOTAL INDONESIA
 (Cost $29,827,236)                                                   44,278,414
                                                                    ------------
HONG KONG-0.85%

APPAREL MANUFACTURERS-0.85%
Ports Design Ltd.
 (Cost $123,796)                                          362,000        421,128
                                                                    ------------

                                 See accompanying notes to financial statements.

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
INDIA-2.29%

BANKS-2.29%
Reliance Industries (ABN AMRO),
 Regulation S, ELN, warrants
 expiring 02/24//06+
 (Cost $729,657)                                           57,400   $  1,133,087
                                                                    ------------
SINGAPORE-2.12%

ENGINEERING/R&D SERVICES-2.12%
SembCorp Industries Ltd.
 (Cost $840,797)                                          638,520      1,049,672
                                                                    ------------
TAIWAN-1.45%

ELECTRONIC COMPONENTS-MISCELLANEOUS-1.45%
Chi Mei Optoelectronics Corp.
 (Cost $642,842)                                           48,528        718,506
                                                                    ------------
THAILAND-0.44%

BUILDING-HEAVY CONSTRUCTION-0.44%
Italian-Thai Development
 Public Company Ltd.
 (Cost $259,153)                                        1,085,000        218,323
                                                                    ------------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $32,423,481)                                        47,819,130
                                                                    ------------

                                                      PRINCIPAL
DESCRIPTION                                         AMOUNT (000'S)     VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-3.91%

GRAND CAYMAN-3.91%
Wachovia Bank, overnight
 deposit, 3.05%, 01/03/06*
 (Cost $1,940,000)                                          1,940   $  1,940,000
                                                                    ------------
TOTAL INVESTMENTS-100.37%
 (Cost $34,363,481) (Notes B,E,G)                                     49,759,130
                                                                    ------------
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(0.37)%                                                   (183,505)
                                                                    ------------
NET ASSETS-100.00%                                                  $ 49,575,625
                                                                    ============

----------
+    Non-income producing security.
* Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ELN  Equity linked note.

See accompanying notes to financial statements.

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2005

ASSETS

Investments, at value (Cost $34,363,481 ) (Notes B,E,G)                            $   49,759,130
Cash (including $782 of foreign currencies with a cost of $780)                             1,501
Prepaid expenses                                                                            1,844
                                                                                   --------------
Total Assets                                                                           49,762,475
                                                                                   --------------
LIABILITIES

Payables:
   Investment advisory fees (Note C)                                                      116,150
   Administration fees (Note C)                                                             4,166
   Directors' fees                                                                          1,835
   Other accrued expenses                                                                  64,699
                                                                                   --------------
Total Liabilities                                                                         186,850
                                                                                   --------------
NET ASSETS (applicable to 8,266,202 shares of common stock outstanding) (Note D)   $   49,575,625
                                                                                   ==============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,266,202 shares issued and outstanding
 (100,000,000 shares authorized)                                                   $        8,266
Paid-in capital                                                                        52,050,643
Undistributed net investment income                                                        10,942
Accumulated net realized loss on investments and foreign
 currency related transactions                                                        (17,889,877)
Net unrealized appreciation in value of investments and
 translation of other assets and liabilities denominated in foreign currencies         15,395,651
                                                                                   --------------
Net assets applicable to shares outstanding                                        $   49,575,625
                                                                                   ==============
NET ASSET VALUE PER SHARE ($49,575,625 DIVIDED BY 8,266,202)                       $         6.00
                                                                                   ==============
MARKET PRICE PER SHARE                                                             $         5.76
                                                                                   ==============

                                 See accompanying notes to financial statements.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME
Income (Note B):
   Dividends                                                                       $    1,179,722
   Interest                                                                                58,099
   Less: Foreign taxes withheld                                                          (197,866)
                                                                                   --------------
   Total Investment Income                                                              1,039,955
                                                                                   --------------
Expenses:
   Investment advisory fees (Note C)                                                      466,149
   Custodian fees                                                                          99,103
   Audit and tax fees                                                                      46,906
   Legal fees                                                                              46,502
   Administration fees (Note C)                                                            44,609
   Directors' fees                                                                         33,999
   Accounting fees                                                                         29,999
   Printing (Note C)                                                                       24,999
   Shareholder servicing fees                                                              19,199
   Stock exchange listing fees                                                             17,502
   Insurance                                                                                4,083
   Miscellaneous                                                                           10,601
                                                                                   --------------
   Total Expenses                                                                         843,651
                                                                                   --------------
   Net Investment Income                                                                  196,304
                                                                                   --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain/(loss) from:
   Investments                                                                         10,215,078
   Foreign currency related transactions                                                 (165,097)
Net change in unrealized appreciation in value of
 investments and translation of other assets and liabilities
 denominated in foreign currencies                                                     (2,657,349)
                                                                                   --------------
Net realized and unrealized gain on investments and foreign
 currency related transactions                                                          7,392,632
                                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $    7,588,936
                                                                                   ==============

See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE YEARS ENDED
                                                                                   DECEMBER 31,
                                                                         -------------------------------
                                                                              2005             2004
                                                                         --------------   --------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                                                 $      196,304   $      781,992
   Net realized gain on investments and foreign currency
    related transactions                                                     10,049,981        3,188,176
   Net change in unrealized appreciation in value of investments and translation of other assets and liabilities denominated in
    foreign currencies                                                       (2,657,349)       6,531,330
                                                                         --------------   --------------
      Net increase in net assets resulting from operations                    7,588,936       10,501,498
                                                                         --------------   --------------
Dividends to shareholders:
   Net investment income                                                        (33,065)        (785,289)
                                                                         --------------   --------------
      Total increase in net assets                                            7,555,871        9,716,209
                                                                         --------------   --------------
NET ASSETS
Beginning of year                                                            42,019,754       32,303,545
                                                                         --------------   --------------
End of year*                                                             $   49,575,625   $   42,019,754
                                                                         ==============   ==============

----------
* Includes undistributed net investment income of $10,942 and $12,800, respectively.

                                 See accompanying notes to financial statements.

                       This page intentionally left blank.

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratio to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------------------------------
                                                2005           2004           2003           2002
                                            -----------    -----------    -----------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year          $      5.08    $      3.91    $      2.09    $      1.52
                                            -----------    -----------    -----------    -----------
Net investment income/(loss)                       0.02           0.09           0.03           0.01
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transactions                              0.90           1.17           1.81           0.56
                                            -----------    -----------    -----------    -----------
Net increase/(decrease) in net assets
 resulting from operations                         0.92           1.26           1.84           0.57
                                            -----------    -----------    -----------    -----------
Dividends and distributions to
 shareholders:
  Net investment income                            0.00+         (0.09)         (0.02)            --
  Net realized gain on investments and
   foreign currency related transactions             --             --             --             --
                                            -----------    -----------    -----------    -----------
Total dividends and distributions to
 shareholders                                      0.00+         (0.09)         (0.02)            --
                                            -----------    -----------    -----------    -----------
Net asset value, end of year                $      6.00    $      5.08    $      3.91    $      2.09
                                            ===========    ===========    ===========    ===========
Market value, end of year                   $      5.76    $      5.07    $      4.83    $      1.65
                                            ===========    ===========    ===========    ===========
Total investment return (a)                       13.69%          6.72%        194.19%         25.00%
                                            ===========    ===========    ===========    ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)       $    49,576    $    42,020    $    32,304    $    17,317
Ratio of expenses to average net assets            1.81%          2.03%          2.65%          2.69%
Ratio of net investment income/(loss) to
 average net assets                                0.42%          2.24%          1.23%          0.36%
Portfolio turnover rate                           67.87%         43.59%         95.66%         29.15%

----------
* Based on actual shares outstanding on June 8, 2001 (prior to the Agreement and Plan of Reorganization effective June 11, 2001 between the Fund and Jakarta Growth Fund) and December 31, 2001.
+    Amount is less than a $0.01.
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.31%.
(c) Excluding merger-related fees, the ratio of expenses to average net assets would have been 4.13%.

                                 See accompanying notes to financial statements.

                                                                       FOR THE YEARS ENDED DECEMBER 31,
                                            --------------------------------------------------------------------------------------
                                                2001           2000            1999          1998           1997          1996
                                            -----------     -----------     -----------   -----------    -----------   -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year          $      1.72     $      4.48     $      2.71   $      3.58    $     10.68   $      9.34
                                            -----------     -----------     -----------   -----------    -----------   -----------
Net investment income/(loss)                       (0.13)*       (0.13)           (0.05)        (0.04)          0.03          0.01
Net realized and unrealized gain/(loss)
 on investments and foreign currency
 related transaction                              (0.07)          (2.63)           1.87         (0.83)         (7.13)         1.33
                                            -----------     -----------     -----------   -----------    -----------   -----------
Net increase/(decrease) in net assets
 resulting from operations                        (0.20)          (2.76)           1.82         (0.87)         (7.10)         1.34
                                            -----------     -----------     -----------   -----------    -----------   -----------
Dividends and distributions to
 shareholders:
  Net investment income                              --              --              --            --             --            --
  Net realized gain on investments and
   foreign currency related transactions             --              --           (0.05)           --             --            --
                                            -----------     -----------     -----------   -----------    -----------   -----------
Total dividends and distributions to
 shareholders                                        --              --           (0.05)           --             --            --
                                            -----------     -----------     -----------   -----------    -----------   -----------
Net asset value, end of year                $      1.52     $      1.72     $      4.48   $      2.71    $      3.58   $     10.68
                                            ===========     ===========     ===========   ===========    ===========   ===========
Market value, end of year                   $      1.32     $     1.563     $     5.438   $     3.438    $     4.625   $     9.750
                                            ===========     ===========     ===========   ===========    ===========   ===========
Total investment return (a)                      (15.52)%        (71.26)%         59.58%      (25.68)        (52.56)%        (3.70)%
                                            ===========     ===========     ===========   ===========    ===========   ===========
RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)       $    12,545     $     7,935     $    20,669   $    12,491    $    16,486   $    49,223
Ratio of expenses to average net assets            8.89%(b)        7.23%(c)        3.18%         4.21%          1.89%         1.91
Ratio of net investment income/(loss) to
 average net assets                               (5.63)%         (4.85)%         (1.43)%       (1.37)%         0.33%         0.10
Portfolio turnover rate                           10.23%          16.48%          47.38%        36.58%         48.19%        34.67

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

NOTE A. ORGANIZATION

The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The Fund's equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell.

SHORT-TERM INVESTMENTS: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within Indonesia and other foreign countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: The Fund invests in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian and other foreign securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the year ended December 31, 2005, Credit Suisse earned $466,149 for advisory services. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2005, Credit Suisse was reimbursed $6,301 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Sub-Adviser") serves as the Fund's sub-investment adviser. Credit Suisse currently pays the Sub-Adviser on a quarterly basis a fee of 90% of the net quarterly amount received by Credit Suisse as the Fund's investment adviser. The Fund does not pay the Sub-Adviser.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the year ended December 31, 2005, BSFM earned $38,308 for administrative services.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the year ended December 31, 2005, Merrill was paid $22,531 for its services to the Fund.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 8,266,202 shares outstanding at December 31, 2005, Credit Suisse owned 7,169 shares.

NOTE E. INVESTMENT IN SECURITIES

For the year ended December 31, 2005, purchases and sales of securities, other than short-term investments, were $29,916,958 and $31,251,655, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and

State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the year ended December 31, 2005, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined).

The tax character of dividends and distributions paid during the years ended December 31, for the Fund were as follows:

                      ORDINARY INCOME
               -----------------------------
                    2005            2004
               -------------   -------------
               $      33,065   $     785,289

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax year ended December 31, 2005, the Fund elected to defer net realized losses of $11,296.

The tax basis of components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and Post-October losses. At December 31, 2005, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income           $       10,942
Accumulated net realized loss              (17,164,129)
Unrealized appreciation                     14,681,199
                                        --------------
Total accumulated deficit               $   (2,471,988)
                                        ==============

At December 31, 2005, the Fund had a capital loss carryover for U.S. federal income tax purposes of $17,164,129 of which $7,037,610 expires in 2006; $1,782,694 expires in 2007; $5,937,713 expires in 2008 ($2,211,704 of capital loss carryforward expiring in 2008 is subject to annual limitations of $292,278), $1,720,106 expires in 2009 and $686,006 expires in 2010. During the year ended December 31, 2005, the Fund utilized capital loss carryovers of $9,482,654. It is uncertain whether the Fund will be able to realize the benefits before they expire.

At December 31, 2005, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $35,077,933, $16,083,321, $(1,402,124), and $14,681,197, respectively.

At December 31, 2005, the Fund reclassified $165,097 from accumulated net realized loss on foreign currency related transactions to undistributed net investment income. Net assets were not affected by these reclassifications.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Indonesia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Indonesia Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 17, 2006

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 22, 2005, the Annual Meeting of Shareholders of The Indonesia Fund, Inc. (the "Fund") (the "Meeting") was held and the following matter was voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund:

NAME OF DIRECTOR                                        FOR          WITHHELD
----------------                                     ---------      ---------
Lawrence J. Fox                                      5,557,384         53,573
Michael E. Kenneally                                 5,556,732         54,225

Effective December 6, 2005, Michael E. Kenneally resigned as a Director of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2005) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.0040 per share dividend paid in respect of such year, is represented entirely by net investment income. The Fund has met the requirements to pass through all ordinary income as qualified dividends as noted on Box 1B on Form 1099-DIV. Please note that to utilize the lower tax rate for qualifying dividend income shareholders must have held their shares in the Fund for at least 61 days during the 121 day period beginning 60 days before the ex-dividend date.

Notification for calendar year 2005 was mailed in January 2006. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company, N.A., ("Computershare"), not by The Indonesia Fund, Inc. (the "Fund"). Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form.

In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of Computershare Trust Company, N.A.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)


                                                 TERM                                              NUMBER OF
                                               OF OFFICE                                         PORTFOLIOS IN
                                                 AND                                                  FUND
                           POSITION(S)          LENGTH                    PRINCIPAL                 COMPLEX            OTHER
   NAME, ADDRESS AND        HELD WITH           OF TIME              OCCUPATION(S) DURING         OVERSEEN BY      DIRECTORSHIPS
     DATE OF BIRTH            FUND              SERVED               THE PAST FIVE YEARS            DIRECTOR      HELD BY DIRECTOR
-----------------------  ----------------  ----------------  ----------------------------------- ------------- ---------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac*        Chairman of the   Director since    Professor of Finance and Economics,     47        Director of The Adams
c/o Credit Suisse Asset  Board of          2000; Chairman    Graduate School of Business,                      Express Company (a
Management, LLC          Directors;        since 2005;       Columbia University                               closed-end investment
Attn: General Counsel    Nominating and    current term      since 1971                                        company); Director of
466 Lexington Avenue     Audit Committee   ends at the 2006                                                    Petroleum and
New York, New York       Member            annual meeting                                                      Resources Corporation
10017-3140                                                                                                     (a closed-end
                                                                                                               investment company)
Date of Birth: 10/02/41

Lawrence J. Fox          Director;         Since 2000;       Partner, Drinker Biddle                 3         Director, Winthrop
One Logan Square         Nominating        current term      & Reath (law firm)                                Trust Company
18th & Cherry Streets    Committee         ends at the 2008  since 1972
Philadelphia             Chairman and      annual meeting
Pennsylvania 19103       Audit Committee
                         Member
Date of Birth: 07/17/43

Richard H. Francis       Director;         Since 1990;       Currently retired                       41        None
c/o Credit Suisse Asset  Nominating        current term
Management, LLC          Committee Member  ends at the 2007
Attn: General Counsel    and               annual meeting
466 Lexington Avenue     Audit Committee
New York, New York       Chairman
10017-3140

Date of Birth: 04/23/32

Steven N. Rappaport      Director;         Since 2005;       Partner of Lehigh Court, LLC and RZ     46        Director of Presstek,
Lehigh Court, LLC        Nominating and    current term      Capital (private investment firms)                Inc. (digital imaging
40 East 52nd Street      Audit Committee   ends at the 2006  since July 2002; Transition Advisor               technologies
New York, New York       Member            annual meeting    to SunGard Securities Finance, Inc.               company); Director of
10022                                                        from February 2002 to July 2002;                  Wood Resources, LLC
                                                             President of SunGard Securities                   (plywood
Date of Birth: 07/10/48                                      Finance, Inc. from 2001 to February               manufacturing
                                                             2002; President of Loanet, Inc.                   company)
                                                             (on-line accounting service) from
                                                             1997 to 2001

* Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board. Michael E. Kenneally, who previously held this position, resigned as a Director effective December 6, 2005.

                           POSITION(S)    LENGTH
   NAME, ADDRESS AND        HELD WITH     OF TIME
     DATE OF BIRTH            FUND        SERVED             PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------   -------------   -------   --------------------------------------------------------------------
OFFICERS

Steven B. Plump**         Chief           Since     Managing Director; Associated with Credit Suisse or its predecessor
Credit Suisse Asset       Executive       2005      since 1995; Officer of other Credit Suisse Funds
Management, LLC           Officer and
466 Lexington Avenue      President
New York, New York
10017-3140

Date of Birth: 02/08/59

Boon Hong Yeo             Chief           Since     Director of Credit Suisse Asset Management Limited: Director of AIB
c/o Credit Suisse Asset   Investment      2003      Govett (Asia) Limited from October 2001 to April 2002; Managing
Management, LLC           Officer                   Director of Zenith Asset Management Singapore from January 2001 to
466 Lexington Avenue                                September 2001; Associate Director of CMG First State Singapore from
New York, New York                                  1994 to 2000
10017-3140

Date of Birth: 05/02/60

Michael A. Pignataro      Chief           Since     Director and Director of Fund Administration of Credit Suisse;
Credit Suisse Asset       Financial       1993      Associated with Credit Suisse or its predecessor since 1984; Officer
Management, LLC           Officer and               of other Credit Suisse Funds
466 Lexington Avenue      Secretary
New York, New York
10017-3140

Date of Birth: 11/15/59

Emidio Morizio            Chief           Since     Director and Global Head of Compliance of Credit Suisse; Associated
Credit Suisse Ass         Compliance      2004      with Credit Suisse since July 2000; Vice President and Director of
Management, LLC           Officer                   Compliance of Forstmann-Leff Associates from 1998 to June 2000;
466 Lexington Avenue                                Officer of other Credit Suisse Funds
New York, New York
10017-3140

Date of Birth: 09/21/66

Ajay Mehra                Chief           Since     Director and Head of Legal Americas Traditional Asset Management and
Credit Suisse Asset       Legal Officer   2004      Hedge Funds; Associated with Credit Suisse since September 2004;
Management, LLC                                     Senior Associate of Sherman & Sterling LLP from September 2000 to
466 Lexington Avenue                                September 2004; Senior Counsel of the SEC Divison of Investment
New York, New York                                  Management from June 1997 to September 2000; Officer of other Credit
10017-3140                                          Suisse Funds

Date of Birth: 08/14/70

** Effective July 31, 2005, Steven B. Plump was appointed as Chief Executive Officer and President of the Fund. Michael E. Kenneally, who previously held these positions, resigned effective July 31, 2005.

                           POSITION(S)    LENGTH
   NAME, ADDRESS AND        HELD WITH     OF TIME
     DATE OF BIRTH            FUND        SERVED             PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------   -------------   -------   --------------------------------------------------------------------
OFFICERS--(concluded)

J. Kevin Gao              Senior Vice     Since     Director and Legal Counsel of Credit Suisse; Associated with Credit
Credit Suisse Asset       President       2004      Suisse since July 2003; Associated with the law firm of Willkie Farr
Management, LLC                                     & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse
466 Lexington Avenue                                Funds
New York, New York
10017-3140

Date of Birth: 10/13/67

Robert Rizza              Treasurer       Since     Vice President of Credit Suisse; Associated with Credit Suisse since
Credit Suisse Asset                       1999      1998; Officer of other Credit Suisse Funds
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Date of Birth: 12/09/65

ADVISORY AGREEMENT APPROVAL DISCLOSURE (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") contemplates that the Board of Directors (the "Board") of The Indonesia Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory and sub-advisory agreements and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six months covered by this report: (i) an investment advisory agreement with Credit Suisse Asset Management, LLC ("Credit Suisse") for the Fund, and (ii) a sub-advisory agreement with Credit Suisse Asset Management Limited ("Credit Suisse Australia" or the "Sub-Adviser") for the Fund. The investment advisory agreement with Credit Suisse and the investment sub-advisory agreement with Credit Suisse Australia are collectively referred to as the "Advisory Agreements."

More specifically, at a meeting held on November 16-17, 2005, the Board, including the Independent Directors advised by their independent legal counsel, considered the factors and reached the conclusions described below relating to the selection of Credit Suisse and the Sub-Adviser and the re-approval of the Advisory Agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Fund by Credit Suisse and the Sub-Adviser under the Advisory Agreements. The most recent investment adviser registration forms ("Forms ADV") for Credit Suisse and the Sub-Adviser were provided to the Board, as were responses of Credit Suisse and the Sub-Adviser to a detailed series of requests submitted by the Independent Directors' independent legal counsel on behalf of such Directors. The Board reviewed and analyzed these materials, which included, among other things, information about the background and experience of the senior management and the expertise of, and amount of attention devoted to the Fund by investment personnel of Credit Suisse and the Sub-Adviser. In this regard, the Board specifically reviewed the qualifications, backgrounds and responsibilities of the individuals primarily responsible for day-to-day portfolio management services for the Fund.

In addition, the Board received and reviewed information on Securities and Exchange Commission ("SEC") and other regulatory inquiries and examinations relating to the Fund, Credit Suisse and the Sub-Adviser. The Board considered the investment and legal compliance programs of each of these entities, including their implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also considered the Fund's Chief Compliance Officer's report and recommendations.

The Board evaluated the ability of Credit Suisse and the Sub-Adviser, including their respective resources, reputations and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, and supervisory personnel. In this regard, the Board considered information regarding Credit Suisse's and the Sub-Adviser's compensation program for their personnel involved in the management of the Fund, including incentive and retirement plans.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by Credit Suisse and the Sub-Adviser.

FUND PERFORMANCE AND EXPENSES

The Board considered the performance results of the Fund over a number of years and since the inception of the Fund, as well as for recent periods. It also considered these results in comparison to the Fund's benchmark index, the MSCI Indonesia Index. The Board noted that, although the Fund has underperformed its benchmark in some periods, the Fund outperformed its benchmark index in other periods. The Board also observed that the Fund has outperformed its benchmark index since inception of the Fund on a cumulative basis.

The Board received and considered statistical information regarding the Fund's total expense ratio and its various components, including management fees, non-management fees and actual total expenses of the Fund (including and excluding investment-related expenses and taxes). It also considered comparisons of these fees to the expense information for the group of funds that was determined to be the most similar to the Fund (the "Peer Group") and a broader universe of relevant funds (the "Universe"). Lipper Inc. ("Lipper"), an independent provider of investment company data, determined the Peer Group and Universe for the Fund and provided the comparative data. The Board was provided with a description of the methodology used by Lipper to select the closed-end mutual funds in the Fund's Peer Group and Universe. The Board noted that the overall expense ratio of the Fund was consistent with the Peer Group's median overall expense ratio, both including and excluding investment-related expenses and taxes.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense results supported the re-approval of the Advisory Agreements for the Fund.

INVESTMENT ADVISORY AND SUB-ADVISORY FEE RATES

The Board reviewed and considered the proposed contractual investment advisory fee rate (the "Advisory Agreement Rate") payable by the Fund to Credit Suisse for investment advisory services. The Board also reviewed and considered the proposed contractual investment sub-advisory fee rate (the "Sub-Advisory Agreement Rate") payable by Credit Suisse to the Sub-Adviser for investment sub-advisory services.

Additionally, the Board received and considered information comparing the Advisory Agreement Rate (both on a stand-alone basis and on a combined basis with the Fund's administration fee rates) with those of the other funds in its Peer Group. The Board noted that the Advisory Agreement Rate for the Fund was lower than the median rate of the Fund's Peer Group, and that the Fund's non-management expenses were higher than the median rate of the Peer Group. The Board also noted that the Fund's administrator is not affiliated with Credit Suisse and that the Fund's administration agreement and corresponding fees were negotiated at arms-length. The Board further noted that the combined rates of investment advisory and administration fees for the Fund were lower than the median combined rates of its Peer Group. The Board concluded that these and other factors supported the Advisory Agreement Rate, and approved the Advisory Agreement for the Fund.

The Board also reviewed the Sub-Advisory Agreement Rate charged by the Sub-Adviser. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

PROFITABILITY

The Board received and considered an estimated profitability analysis of Credit Suisse based on the Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse and its affiliates, including Credit Suisse Australia. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits that Credit Suisse and its affiliates received with regard to providing these services to the Fund were not unreasonable.

The Board also received and considered an estimated profitability analysis and abridged financial report of Credit Suisse Australia based on the Sub-Advisory Agreement Rate, as well as on other relationships between the Fund and Credit Suisse Australia and its affiliates, including Credit Suisse. The Board observed the costs of providing portfolio management and other services to the Fund. The Board also noted that the sub-advisory fees are paid to the Sub-Adviser by Credit Suisse and not directly by the Fund, and that the Board separately determined that the Advisory Agreement Rate for the Fund was fair and equitable. Based on these factors, the Board concluded that the profits and other ancillary benefits that the Sub-Adviser and its affiliates received with regard to providing these services to the Fund were not unreasonable.

ECONOMIES OF SCALE

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

The Board observed that the Advisory Agreement did not offer breakpoints. However, the Board considered the diminished impact of economies of scale in the context of a closed-end fund and concluded that the fees were fair and equitable based on relevant factors.

INFORMATION ABOUT SERVICES TO OTHER CLIENTS

The Board received and considered information about the nature and extent of services and fee rates offered by Credit Suisse to their other clients, including other registered investment companies, separate accounts and institutional investors and investment companies to which Credit Suisse serves as an unaffiliated sub-adviser. The Board also received and considered information about the nature and extent of services, and general information about the fees, offered by Credit Suisse Australia to their other clients. The Board concluded that the Advisory Agreement Rate and Sub-Advisory Agreement Rate were reasonable, given the nature and extent of services provided and comparison with rates offered to other clients. Where Credit Suisse's rates offered to its other clients were appreciably lower, the Board concluded, based on information provided by Credit Suisse, that the costs associated with managing and operating a registered, closed-end, country fund, compared with other clients or other funds, provided a justification for the higher fee rates charged to the Fund.

OTHER BENEFITS TO CREDIT SUISSE AND THE SUB-ADVISER

The Board received and considered information regarding potential "fall-out" or ancillary benefits received by Credit Suisse and its affiliates, including Credit Suisse Australia, and the Sub-Adviser as a result of their relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of Credit Suisse and the Sub-Adviser with the Fund (such as soft-dollar credits) and benefits potentially derived from an increase in the business of Credit Suisse and the Sub-Advisers as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates or the Sub-Advisers and its affiliates).

The Board also considered the effectiveness of practices of Credit Suisse and Credit Suisse Australia in achieving the best execution of portfolio transactions, whether and to what extent soft dollar credits are sought and how any such credits are utilized. The Board also reviewed the policies of Credit Suisse Australia regarding the allocation of portfolio investment opportunities among the Fund and its other clients.

OTHER FACTORS AND BROADER REVIEW

As discussed above, the Board reviews detailed materials received from Credit Suisse and the Sub-Adviser annually as part of the re-approval process under
Section 15(c) of the 1940 Act. The Board also reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of Credit Suisse and the Sub-Adviser at least in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports, and confers with the chief investment officer and managers of the Fund at various times throughout the year.

After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that re-approval of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously re-approved the Advisory Agreements.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how The Indonesia Fund, Inc. (the "Fund") voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

          -    By calling 1-800-293-1232;

          -    On the Fund's website, www.credit-suisse.com/us

          - On the website of the Securities and Exchange Commission, http://www.sec.gov

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund              Credit Suisse Japan Equity Fund
Credit Suisse Cash Reserve Fund                      Credit Suisse Large Cap Blend Fund
Credit Suisse Commodity Return Strategy Fund         Credit Suisse Large Cap Value Fund
Credit Suisse Emerging Markets Fund                  Credit Suisse Mid-Cap Growth Fund
Credit Suisse Fixed Income Fund                      Credit Suisse New York Municipal Fund
Credit Suisse Global Fixed Income Fund               Credit Suisse Short Duration Bond Fund
Credit Suisse Global Small Cap Fund                  Credit Suisse Small Cap Growth Fund
Credit Suisse High Income Fund                       Credit Suisse Small Cap Value Fund
Credit Suisse International Focus Fund               Credit Suisse Strategic Allocation Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The Fund's market price is published in THE NEW YORK TIMES (daily), THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "Indonesia". The Fund's American Stock Exchange, LLC trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.credit-suisse.com/us

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac          Chairman of the Board of Directors

Lawrence J. Fox           Director

Richard H. Francis        Director

Steven Rappaport          Director

Steven B. Plump           Chief Executive Officer and President

Boon Hong Yeo             Chief Investment Officer

J. Kevin Gao              Senior Vice President

Ajay Mehra                Chief Legal Officer

Emidio Morizio            Chief Compliance Officer

Michael A. Pignataro      Chief Financial Officer and Secretary

Karen Regan               Assistant Secretary

Robert Rizza              Treasurer

John Smith                Assistant Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

INVESTMENT SUB-ADVISER

Credit Suisse Asset Management Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P. O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[AMERICAN STOCK EXCHANGE(R) LISTED IF(TM) LOGO]

                                                                      IF-AR-1205

ITEM 2.  CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2005. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2005.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has three audit committee financial experts serving on its audit committee: Enrique R. Arzac, Richard H. Francis and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended December 31, 2004 and December 31, 2005.

                               2004         2005
                               ----------   ----------
Audit Fees                     $   32,000   $   33,800
Audit-Related Fees(1)          $    4,500   $    3,150
Tax Fees(2)                    $    7,482   $    7,860
All Other Fees                         --           --
Total                          $   43,982   $   44,810

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,000 in 2004 and $3,150 in 2005) and the registrant's third quarter 2004 Form N-Q filing ($1,500).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended December 31, 2004 and December 31, 2005.

                               2004         2005
                               ----------   -----------
Audit-Related Fees                    N/A           N/A

Tax Fees                              N/A           N/A
All Other Fees                        N/A   $ 2,444,000
Total                                 N/A   $ 2,444,000

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                               2004         2005
                               ----------   ----------
Audit-Related Fees                    N/A          N/A
Tax Fees                              N/A          N/A
All Other Fees                        N/A          N/A
Total                                 N/A          N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended December 31, 2004 and December 31, 2005:

                               2004         2005
                               ----------   ----------
Audit-Related Fees                    N/A          N/A
Tax Fees                              N/A          N/A
All Other Fees                        N/A          N/A
Total                                 N/A          N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2004 and December 31, 2005 were $11,982 and $11,010, respectively.

(h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, Lawrence Fox, Richard H. Francis and Steven N. Rappaport.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -   a copy of the Policy;

     -   a copy of each proxy statement received on behalf of CSAM clients;

     -   a record of each vote cast on behalf of CSAM clients;

     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the Chief Investment Officer of The Indonesia Fund, Inc., as of December 31, 2005, is set forth below.

Boon Hong Yeo             Director of Credit Suisse Asset Management Limited;
Chief Investment          Director of AIB Govett (Asia) Limited from October
Officer Since             2001 to April 2002; Managing Director of Zenith Asset
2003                      Singapore from January 2001 to September 2001;
                          Director of CMG First State Singapore from
Date of Birth: 05/02/60   1994 to 2000

     Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

          As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Boon Hong Yeo and the total assets managed within each category as of December 31, 2005.

 REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
      COMPANIES                   VEHICLES                  OTHER ACCOUNTS
-------------------------------------------------------------------------------
NUMBER OF                  NUMBER OF                   NUMBER OF
ACCOUNTS    TOTAL ASSETS   ACCOUNTS    TOTAL ASSETS    ACCOUNTS    TOTAL ASSETS
-------------------------------------------------------------------------------
    1       $ 50 million      11       $ 728 million       1       $ 92 million

          No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

          It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

          If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

          Boon Hong Yeo is compensated for his services by Credit Suisse. His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining his bonus include the Fund's performance, assets held in the Fund and other accounts managed by the portfolio managers, business growth, team work, management, corporate citizenship, etc. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Like all employees of Credit Suisse, these portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

Securities Ownership. As of December 31, 2005, Mr. Yeo did not own any shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated March 1, 2005.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)  Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE INDONESIA FUND, INC.

          /s/ Steven B. Plump
          ------------------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  March 9, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          /s/ Steven B. Plump
          ------------------------------
          Name:  Steven B. Plump
          Title: Chief Executive Officer
          Date:  March 9, 2006

          /s/ Michael A. Pignataro
          ------------------------------
          Name:  Michael A. Pignataro
          Title: Chief Financial Officer
          Date:  March 9, 2006